SunAmerica Series Trust


Supplement to the Prospectus dated December 10, 1998



On January 1, 1999, SunAmerica Inc., pursuant to the terms of an agreement entered into with American International Group, Inc. ("AIG"), merged with and into AIG, and consequently, SunAmerica Asset Management Corp. ("SAAMCo"), which acts as investment adviser of SunAmerica Series Trust (the "Trust"), became an indirect wholly owned subsidiary of AIG. In connection therewith, on December 30, 1998, shareholders approved a new investment advisory and management agreement with SAAMCo, and new subadvisory agreements, where applicable, all to take effect on January 1st. The new agreements have no effect on the fees or expenses payable by the Trust or its shareholders.

At the December 30, 1998 meeting, shareholders also approved, with respect to the Alliance Growth Portfolio, an increase in the subadvisory fee payable to Alliance Capital Management L.P. ("Alliance") by SAAMCo and a corresponding increase in the advisory fee payable to SAAMCo by the Portfolio. Effective January 1, 1999, the annual advisory and subadvisory fees for the Alliance Growth Portfolio, based on average daily net assets, are as follows:

Advisory Fee to SAAMCo              Subadvisory Fee to Alliance
 .70% on first $50 million           .35% on first $50 million
 .65% on next $100 million           .30% on next $100 million
 .60% thereafter                     .25% thereafter


Further, at the December 30, 1998 meeting, shareholders approved, effective January 1, 1999, the replacement of Phoenix Investment
Counsel, Inc. ("Phoenix") with Massachusetts Financial
Services
Company ("MFS") as subadviser to the Balanced/Phoenix
Investment
Counsel and Growth/Phoenix Investment Counsel
Portfolios, and a
corresponding renaming of the Portfolios to the MFS Total Return
Portfolio and the MFS Growth and Income
Portfolio, respectively.
The investment objective of the MFS Growth and Income Portfolio has been amended and is restated as follows:

The MFS Growth and Income Portfolio (formerly the Growth/Phoenix
Investment Counsel Portfolio) seeks reasonable current income and long term growth of capital and income by normally investing in equity securities.


In connection with MFS's replacement of Phoenix, shareholders also approved a new investment advisory and management agreement with SAAMCo and a new subadvisory agreement between SAAMCo and MFS which reflect an increase in the advisory and subadvisory fees for the MFS Total Return the MFS Growth and Income
Portfolios. Effective January 1, 1999, the respective annual advisory and subadvisory fees for the MFS Total Return Portfolio and the MFS Growth and Income Portfolio, based on average daily net assets, are as follows:

MFS Total Return Portfolio

Advisory Fee to SAAMCo                  Subadvisory Fee to MFS
 .70% on first $50 million               .375%
 .65% thereafter

MFS Growth and Income Portfolio

Advisory Fee to SAAMCo              Subadvisory Fee to MFS
 .70% on first $600 million          .40% on first $300 million
 .65% on next $900 million           .375% on next $300 million
 .60% thereafter                     .35% on next $300 million
                                    .325% on next $600 million
                                    .25% thereafter

The following is information concerning MFS and the portfolio managers for the MFS Total Return Portfolio and the MFS Growth and Income Portfolio.

Massachusetts Financial Services Company. MFS, a Massachusetts corporation, is America's oldest mutual fund organization. MFS, with its predecessors organizations, has a history of money management dating from 1924 and founded the first mutual fund in the U.S. MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116. MFS is an indirect, wholly owned subsidiary of Sun Life Assurance Company of Canada. As of November 30, 1998, MFS managed approximately $92 billion in assets.

David M. Calabro, Geoffrey L. Kurinsky, Constantinos G. Mokas, Lisa B. Nurme, Maura A. Shaughnessy and Kenneth J. Enright serve as co-portfolio managers of the MFS Total Return Portfolio. Mr. Calabro is the head of the portfolio management team and manager of the Portfolio's common stock investments. He is a Senior Vice President and has been a portfolio manager with MFS since 1992. Mr. Kurinsky manages the Portfolio's fixed income securities. He is a Senior Vice President and has been employed by MFS as a portfolio manager since 1987. Mr. Mokas manages convertible securities for the Portfolio. He is a Vice President and has been a portfolio manager with MFS since 1990. Ms. Nurme, Ms. Shaughnessy and Mr. Enright also manage common stock investments for the Portfolio. Ms. Nurme and Ms. Shaughnessy are Senior Vice Presidents and have been employed by MFS as portfolio managers since 1987 and 1991, respectively. Mr. Enright is a Vice President and has been employed by MFS as a portfolio manager since 1986.

John D. Laupheimer Jr. and Mitchell D. Dynan serve as co-portfolio managers of the MFS Growth and Income Portfolio. Mr. Laupheimer is a Senior Vice President and has been employed by MFS as a portfolio manager since 1981. Mr. Dynan is a Vice President and has been employed by MFS as a portfolio manager since 1986.










                              Dated:    January 4, 1999